EXHIBIT 10.3
TERMINATION AGREEMENT
RELATING TO
AIRCRAFT TIME SHARING AGREEMENT
     Reference is made to that Aircraft Time Sharing Agreement (“Time Sharing Agreement”), made effective as of                                         , by and between UIM Aircraft, LLC and                      (“                    ”), the terms and conditions of which are incorporated by reference. UIM Aircraft, LLC and                      may be referred to collectively as “Parties”, or individually as a “Party”. Except as provided herein, the meanings ascribed to capitalized terms shall be those as defined in the Aircraft Time Sharing Agreement.
     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
     1. The Aircraft Time Sharing Agreement be, and hereby is, pursuant to mutual consent of the Parties, terminated, and all rights and obligations thereunder shall be considered to be void ab initio and of no force and effect;
     2. This Termination Agreement shall be binding upon and inure to the benefit of the Parties’ successors and lawful assigns;
     3. This Termination Agreement shall be governed by and construed by the laws of the State of Colorado, without reference to its conflicts of law provisions; and
     4. This Termination Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
     This Termination Agreement is made effective as of the                      day of                     ,                      .

UIM AIRCRAFT, LLC

By:
Name: Bernard G. Dvorak
Title: Sr. Vice President
Date:

Director
Date: